Rex Energy
Rex Energy
DJ Basin Niobrara Play
DJ Basin Niobrara Play
Tudor Pickering Holt Conference
Tudor Pickering Holt Conference
Denver, Colorado
Denver, Colorado
March 24, 2011
March 24, 2011
Rex Energy Corporation | 476 Rolling Ridge Drive | State College, PA 16801
P: (814) 278-7267 | F: (814) 278-7286
E: InvestorRelations@RexEnergyCorp.com
www.rexenergy.com
Together We Can Make A Difference
Exhibit 99.2

Area of Rex Niobrara Activity Paleogeography of North America: Niobrara Time Paleogeography of North America: Niobrara Time 2

Introduction to the Denver Basin Introduction to the Denver Basin 3

Vertical wells thru 1980’s (58) Horizontal drilling initiated in 1990, thru 2000 (91) Silo Historic Field Production Silo Historic Field Production 4

•
with Amoco’s attempts at deeper zones; plugged back & completed into lower Kn (Ft. Hayes); later completed in
(B-C intervals); Afterward the B-C zones become the “target”. Spacing was initially on 160’s (approximately).
•
wells drilled from 1980-1989 (shown)
•
(highlighted in red; within what turns out to be the sweet spot)
•
1980’s wells were fracture-stimulated: oil/gelled water emulsions w/ 1-4 ppg sand; Kn thought to be water-sensitive due to illite/kaolinite/smectite clays
The red dot is a static reference point that
can be used to understand the areal
growth of the field after 20 years.
Silo Field Development –
Silo Field Development –
1980’s
1980’s

Silo Field “discovery” began in
1980
the upper Kn in 1984
Overall: 58 vertical
Two vertical wells of the 1980’s vintage reached cum
production above
200
MBO

91 horizontal wells drilled during the 1990’s & 3 in the 2000’s.
Fourteen of the horizontals have cum production over 200 MBO (pink)
Wells are now draining ~ 640’s. Some have 4.5” liners.
16 total wells achieved cum production in excess of 200 MBO
Horizontal wells are now completed with 30,000 bbl slickwater fracs and wax balls as diverters (not modern multi-stage w/ huge volumes proppant)
58 verticals + 91 horizontals + 28 dry holes
= 177 total attempts  as listed by IHS
Currently, there are only 41 active wells, 5 of which are verticals.
These 41 wells have produced 65% of the field’s production.
Four horizontal wells exceeded 400 MBO
Silo Field Development –
Silo Field Development –
1990’s -
1990’s -
Present
Present

14 of 16 exceeding 200 MBO horizontals Probability Distribution of Cumulative Production Probability Distribution of Cumulative Production 7

Deliberate choke-back period
in first 12-18 months
Well IP’d at 290 BOPD!
EUR will exceed 555 MBO
Econ Limit defined by LOE
Life of 20-30 yrs
The LEMASTER-STATE 12-3H is the highest-ranking well in terms of cumulative production.
Drilled in 1992 with a lateral length of 4000 ft.
Distinct hyperbolic decline evident; dual-perm flow through fractured micro-darcy matrix
LeMaster State –
LeMaster State –
Best Well in Silo Field
Best Well in Silo Field

Vertical Well Horizontal Well Niobrara Production at Silo Field Niobrara Production at Silo Field 9 100 BOPD 100 BOPD

Niobrara Production at Silo Field
Niobrara Production at Silo Field

Cumulative Production Bubble Map:
Significant production in open fractures
And faults associated with a salt edge
From Sonnenberg and Weimer, 1993

Herrington #1 FMI Log Showing Chalk Herrington #1 FMI Log Showing Chalk Development and Fracture Orientation Development and Fracture Orientation 11

EOG Jake #02-01H
W-DB-029(enlarged)
Salt lumps
2D Seismic Line Through the EOG Jake
2D Seismic Line Through the EOG Jake
Area Showing Salt Outliers and Faulting
Area Showing Salt Outliers and Faulting

Salt Lumps 3D Seismic Line Through East Silo Area 3D Seismic Line Through East Silo Area Showing Salt Outliers and Faulting Showing Salt Outliers and Faulting 13

Niobrara Overview
Niobrara Overview
~65,000 gross (45,000 net) acres
•
3 horizontal wells drilled (infill and Matrix Porosity
results)
DJ Basin Niobrara Summary
•
Thick “Source Rock” – 300+ ft.
•
High total organic content (TOC’s) of 2-10%
•
Strong matrix contribution from high porosity chalks
•
Production likely influenced by faults and fractures
•
Mature over large areal extent
•
Expected well costs of $3.5 - $4.2 MM
DJ Basin
Rex Energy
Silo State 41-22H
IP: 67  BOE/d
Rex Energy
Herrington Farms 1H
IP: 202 BOE/d
1. Assumptions based on full development program. Individual well results may vary significantly. Not proved. See “Hydrocarbon Volume Estimates” on page 3.

Silo
Field
Rex Energy
Shapley 14-45H
Drilling
REX Leasehold
Rex Energy
BJB #1H Appears
Non-Commercial

Niobrara Challenges and Opportunities
Niobrara Challenges and Opportunities

Challenges
Learning Curve Has Been Steep:
•Lost Circulation Issues while maintaining well control
o
Need to drill underbalanced without damaging the formation with LCM
•Normally Pressured to Slightly Under Pressured Reservoir
o
Wells will not flow-back for extended periods of time/Need Artificial Lift
•
Frac and Completion Designs
o
Packer/Sleeve completions dictate sand control issues
o
Extensive clean-out issues /Emulsion issues
Opportunities
•Pick Better Locations thru 3-D
•Get thru the turn and horizontal leg quicker
•Look to put the wells on pump ASAP
•Completion
Designs- Continued Optimization of frac designs
o
Complete with dual sleeves that open and close to let the well come in “Natural”
o
Frac after initial decline rate is observed
o
Plug and perf
o
Fluid types
o
Sand Concentration